Special meeting of shareholders of the Trust was held on July 23, 2010 (the Meeting). The Meeting was held to (1) To approve a new investment advisory agreement between each Fund and American Independence Financial Services, LLC and (2) To approve a new investment sub-advisory agreement between American Independence Financial Services, LLC and Security Global Investors, LLC. The number of shares outstanding on record date
(June 17, 2010), the number of shares represented at the Meeting, and the details of the voting with respect to the stated matters are given below. All matters presented received the required number of affirmative votes for approval.

Fund Name
Shares Outstanding on Record Date
Shares Represented
Stock
Fund
7,539,209
6,445,921 Fusion Fund
396,913
263,610
Kansas Tax-Exempt
Bond Fund
23,686,992
21,595,849
Active Treasury Management Bull/Bear
Fund
1
1Intermediate Bond Fund
3,274,952
3,178,571
Short-Term Bond
Fund
12,759,702
7,109,548
U.S. Inflation-Indexed Fund
10,418,740
9,440,
399
International Equity Fund
8,532,632
8,376,708
NestEgg 2010
Fund1,909,817
1,798,095
NestEgg 2020 Fund
3,943,897
3,765,889
NestEgg 2030 Fund
3,399,598
3,134,500
NestEgg 2040 Fund
4,084,176
3,879,474
NestEgg 2050 Fund
56,847
56,746

(1) To approve a new investment advisory agreement between each Fund and American Independence Financial Services, LLC.

Fund Name
Affirmative
Against
Abstain
Stock Fund
6,446,594
6,009
    -
Fusion Fund
263,610
  -
      -
Kansas Tax-Exempt Bond Fund

21,564,228
  -
      -
Active Treasury Management Bull/Bear Fund
1

  -
      -
Intermediate Bond Fund
  3,172,922
  -
      -
Short-Term Bond Fund
  7,107,978
  -
      -
U.S. Inflation-Indexed Fund
  9,440,399
  -
      -
International Equity Fund
8,371,077
5,630
      -
NestEgg 2010 Fund
1,788,527
     9,568
      -
NestEgg 2020 Fund
3,764,625
     1,264
      -
NestEgg 2030 Fund
3,134,500
  -
      -
NestEgg 2040 Fund
3,879,474

-
      -
NestEgg 2050 Fund
56,746
  -
      -


(2) To approve a new investment sub-advisory agreement between American Independence Financial Services, LLC and Security Global
Investors, LLC on behalf of the International Equity Fund
Fund Name
Affirmative
Against
Abstain
International Equity Fund

8,357,202
      -
      -